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                                                                    Exhibit 23.1

                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Numbers 333-93933, 333-111037, 333-105425, and 333-105424 of Civitas BankGroup, Inc. on
Form S-8 and Registration Statement Number 333-107352 of Civitas BankGroup, Inc. on Form S-3 of our report dated March 16, 2005, incorporated by reference in this Annual Report on Form 10-K of Civitas BankGroup, Inc. for the year ended December 31, 2004.

                                        /s/ Crowe Chizek and Company LLC

Brentwood, Tennessee
March 31, 2005